UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2017

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c)    On June 2, 2017, the board of directors of Cole Credit Property Trust IV, Inc. (the “Company”) appointed Jeffrey R. Smith, age 34, as vice president of accounting and principal accounting officer of the Company, effective June 2, 2017.  In addition, effective June 2, 2017, Mr. Smith was appointed as vice president of accounting and principal accounting officer of Cole Real Estate Income Strategy (Daily NAV), Inc., Cole Office & Industrial REIT (CCIT II), Inc., Cole Office & Industrial REIT (CCIT III), Inc. and Cole Credit Property Trust V, Inc. (together with the Company, the “Cole REITs”).
Prior to his appointment, Mr. Smith served as director of accounting of VEREIT, Inc. (“VEREIT”) from June 2016 until June 2017. From September 2008 until joining VEREIT in June 2016, Mr. Smith worked as an auditor for the independent public accounting firm of KPMG LLP. Mr. Smith earned his master’s degree in accounting from Brigham Young University and is a Certified Public Accountant.
Mr. Smith replaces Christine T. Brown effective upon her resignation on June 2, 2017. Ms. Brown served as the Company’s vice president of accounting and principal accounting officer since March 2015. We do not compensate Mr. Smith for his services as a non-executive officer of the Company. Mr. Smith did not enter into an employment agreement with the Company or VEREIT in connection with his appointment as the Company’s vice president of accounting and principal accounting officer, and the appointment of Mr. Smith as the Company’s vice president of accounting and principal accounting officer was not made pursuant to any arrangement or understanding between Mr. Smith and any other person. Mr. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Smith and any of the Company’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2017	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

3